Exhibit 10(g)

AMENDMENT NO. 2 TO THE CBS BONUS DEFERRAL PLAN
FOR DESIGNATED SENIOR EXECUTIVES
PART A – AMENDMENT AND RESTATEMENT AS OF DECEMBER 31, 2005 (THE “PLAN”)

Except as otherwise noted herein, the following amendments shall be effective as of January 1, 2015:

1.Section 2.10 of the Plan is hereby amended to add immediately following the words “effective as of January 1, 2014” the words “through December 31, 2014”, and to insert at the end thereof the following:
“and effective as of January 1, 2015, means the notional investment options elected by the Investments Committee for CBS Defined Contribution Plans in its sole discretion.”
2.Section 4.3(a) of the Plan is hereby amended by deleting in the final paragraph thereof each reference to the words “Committee” and “Retirement Committee of CBS Corporation” and inserting in place thereof the words “Investments Committee for CBS Defined Contribution Plans”.

AMENDMENT NO. 4 TO THE CBS BONUS DEFERRAL PLAN
FOR DESIGNATED SENIOR EXECUTIVES
PART B – AMENDMENT AND RESTATEMENT AS OF DECEMBER 31, 2009 (THE “PLAN”)

Except as otherwise noted herein, the following amendments shall be effective as of January 1, 2015:

1.
Section 2.17 of the Plan is hereby amended to add immediately following the words “effective as of January 1, 2014” the words “through December 31, 2014”, and to insert at the end thereof the following:

“and effective as of January 1, 2015, means the notional investment options elected by the Investments Committee for CBS Defined Contribution Plans in its sole discretion.”
2.Section 4.2(a) of the Plan is hereby amended by deleting in the final paragraph thereof each reference to the words “Committee” and “Retirement Committee of CBS Corporation” and inserting in place thereof the words “Investments Committee for CBS Defined Contribution Plans”.